Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans
15.	Benefit Plans

The Company had established a 401(k) Plan (the “Plan”) for eligible employees of the Company, but in December 2012, the Company announced the termination of the Plan, primarily due the high cost relative to the inadequate employee participation. Generally, all employees of the Company who are at least twenty-one years of age and who have completed one-half year of service were eligible to participate in the Plan. The Plan was a defined contribution plan that provided that participants could make voluntary salary deferral contributions, on a pretax basis, between 1% and 15% of their compensation in the form of voluntary payroll deductions, up to a maximum amount as indexed for cost of living adjustments. The Company was permitted to make discretionary contributions but no contributions have been made since 2009. In the years ended December 31, 2012, and 2011, the Company paid $3,510 and $2,775, respectively, in maintenance fees.